Prospectus Supplement	June 1, 2016

Putnam Mortgage Opportunities Fund

Prospectus dated September 30, 2015

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Brett Kozlowski and Jatin Misra.

Additional information regarding Messrs. Salm, Kozlowski and Misra, including their business experience during the past five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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